Exhibit 10.2

LEllO WELLNESS LTD.

OPTION AGREEMENT

Dated effective_______________.

SECURITIES-BASED COMPENSATION PLAN

This issuance of Options (as defined below) is granted pursuant to, and is subject to and governed by, the terms and conditions of the Securities-Based Compensation Plan of Leiio Wellness Ltd. (the “Corporation”) dated with effect as of March 31, 2021, as amended from time to time (the “Plan”). In the event that any provision of this Option Agreement conflicts with or is inconsistent in any respect with those terms of the Plan that are applicable to an award of Options, the terms of the Plan shall govern. Terms not otherwise defined herein shall have the meaning attributed thereto in the Plan.

PARTICIPANT INFORMATION:

Participant: ______________________________

Position: (Director, Officer, Employee, Consultant): ___________________________

OPTION AWARD:

Subject to the acknowledgement, acceptance and agreement by the Participant of this Option Agreement, the Corporation hereby grants to the Participant the following options (each an “Option” and collectively “Options”) to purchase Common Shares of the Corporation on the terms and conditions set out below, and otherwise on the terms and conditions set out in the Plan:

(a)	Number of Options: _____________ (each such Option entitling the Participant to acquire one fully paid and non-assessable Common Share of the Corporation).

(b)	Exercise Price Per Share: ______

(c)	Vesting Conditions: Subject to the Participant continuing to be a director, officer, Employee or Consultant of the Corporation or any of its Affiliates (an “Eligible Person”) on the applicable vesting date set out below, the Options shall vest and be exercisable on or after the dates set out below:

VESTING DATE	FRACTION OF OPTIONS	NUMBER OF OPTIONS
1/3
1/3
1/3

(d)	Expiry Date: ____________ subject to earlier termination in accordance with the terms of the Plan upon the following events:

i. Ceasing to be an Eligible Person: In the event the Participant ceases to be an Eligible Person” for any reason, other than the death of the Participant or the termination of the Participant for Cause: The date that is three months following the date that the Participant ceases to be an Eligible Person.

ii. Termination for Cause: In the event of the termination of the Participant as a director, officer, employee or Consultant of the Corporation or an Affiliate for Cause: The date of such termination.

iii. Death: In the event of the death of a Participant prior to: (A) the Participant ceasing to be an Eligible Person; or (B) the date which is the number of days specified by the Compensation Committee pursuant to subparagraph (i) above from the date on which the Participant ceased to be an Eligible Person: The date that is one year after the date of death of such Participant.

For greater certainty and clarity, Options will no longer vest after the events specified in i, ii, and iii above.

REPRESENTATIONS AND WARRANTIES

By acceptance of the Options granted pursuant to this Option Agreement, the Participant hereby represents and warrants to the Corporation that:

(a)	Plan: the Participant has received a copy of the Plan, has had an opportunity to read and understand the terms thereof insofar as they apply to the Options, and has had an opportunity to seek such independent advice as the Participant considers relevant or necessary in connection with this document, the grant of Options and the representations, warranties, undertakings and agreements being made by the Participant herein;

(b)	Position: the Participant is a bona fide director, officer, Employee, or Consultant of the Corporation or one of its Affiliates;

(c)	No Inducement: the Participant has not been induced to enter into this Option Agreement by the expectation of employment or continued employment with the Corporation of one of its Affiliate;

(d)	Prospectus Exemption: the Participant is aware that the grant of the Options and the issuance by the Corporation of Common Shares or other securities thereunder are exempt from the obligation under applicable securities laws to file a prospectus or other registration document qualifying the distribution of the Options or the Common Shares or other securities to be distributed thereunder under any applicable securities laws;

(e)	Canadian Resale Restrictions: The Participant acknowledges that the Corporation is not a “reporting issuer” (or equivalent thereof) in any jurisdiction, the Corporation has no obligation to become a reporting issuer and there is no guarantee that it will become a reporting issuer in the future. The Participant further acknowledges that, as a result of the Corporation not being a reporting issuer, the Options, and the Common Shares or other securities issuable upon exercise thereof, are subject to indefinite statutory resale restrictions (i.e., a “hold period”) under the applicable securities laws in Canada, and the Participant covenants that it will not resell the Options, and the Common Shares or other securities issuable upon exercise thereof, except in compliance with such laws, and the Participant acknowledges that it is solely responsible (and the Corporation is not in any way responsible) for such compliance.

(f)	No US Registration: The Participant is aware that the Options, and the Common Shares or other securities issuable upon exercise thereof, have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act’’) or the securities laws of any state and that the Options, and the Common Shares or other securities issuable upon exercise thereof, may not be offered or sold, directly or indirectly, in the United States without registration under the U.S. Securities Act and applicable state securities laws or compliance with the requirements of an exemption from registration therefrom and the Participant acknowledges that the Corporation has no present intention of filing a registration statement under the U.S. Securities Act or applicable state securities laws in respect of such securities;

(g)	No Sales in US: if the Participant or the Legal Representative of the Participant exercises or settles an Option, the Participant or the Legal Representative, as the case may be, will prior to and upon any sale or disposition of any Common Shares or other securities purchased or issued pursuant to the exercise or settlement of an Option, comply with all applicable securities laws and all applicable rules and regulations of all regulatory authorities to which the Corporation is subject, including the Stock Exchange (if any), and will not offer, sell or deliver any of such Common Shares or other securities, directly or indirectly, in the United States or to any citizen or resident of, or any company, partnership or other entity created or organized in or under the laws of, the United States, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source, except in compliance with the securities laws of the United States; and

(h)	Withholding Tax: The Participant will be solely responsible for paying any applicable taxes (for greater certainty includes any tax under the Income Tax Act (Canada) and any other applicable tax statute or regulation) arising from the grant, vesting, exercise or settlement of any Options and payment is to be made in a manner satisfactory to the Corporation. Notwithstanding the foregoing, the Corporation will have the right to withhold from any Options or any Common Shares or other securities issuable pursuant to an Option or from any cash amounts otherwise due or to become due from the Corporation to the Participant, an amount equal to any such taxes.

ACKNOWLEDGEMENTS AND SIGNATURES

All of the foregoing is hereby irrevocably agreed to and accepted by each of the Participant and the Corporation.

Participant Acknowledgement, Acceptance and Agreement:

Witness	(Signature of Participant)

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*Please note the required Canadian and U.S. securities law legends on the next page which are deemed to be a part of this Option Agreement.

RESALE RESTRICTIONS:

CANADIAN LEGEND

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY, OR THE UNDERLYING SHARES ISSUABLE UPON EXERCISE HEREOF, BEFORE THE DATE WHICH IS FOUR MONTHS AND A DAY AFTER THE LATER OF (I) THE DATE OF DISTRIBUTION OF THE SECURITIES AND (II) THE DATE THE CORPORATION BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.”

UNITED STATES LEGEND

“THE SECURITIES REPRESENTED HEREBY AND THE UNDERLYING SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO LEllO WELLNESS LTD. (THE “CORPORATION”), (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR (D) UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (B) OR (C) ABOVE, A LEGAL OPINION REASONABLY SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO THE CORPORATION TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

‘THE OPTIONS REPRESENTED HEREBY AND THE UNDERLYING SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT’), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE OPTIONS MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES AND THE UNDERLYING SHARES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UNLESS THE OPTIONS AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. “UNITED STATES” AND “U.S. PERSON” ARE USED HEREIN AS SUCH TERMS ARE DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”